UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                 April 10, 2007

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

               0-29798                         23-1408659
               -------                         ----------
       (Commission File Number)     (I.R.S. employer identification number)


    2530 Riva Road, Suite 201
    Annapolis, Maryland                                   21401
    -----------------                                     -----
(Address of principal executive office)                (Zip code)


               Registrant's telephone number, including area code
                                 (410) 224-4415


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On April 10, 2007, CompuDyne Corporation (the "Company") entered into an Employment Agreement ("Agreement") with Geoffrey F. Feidelberg.

     The Agreement provides that Mr. Feidelberg's term of employment shall commence on April 10, 2007 and end December 31, 2008, unless sooner terminated under the provisions of the agreement. The Agreement automatically renews for additional one-year periods unless either party provides written notice to terminate the Agreement at least 180 days prior to the expiration of the then-current term.

     Mr. Feidelberg will receive a base salary of $288,750 per year with the potential for a yearly bonus at the discretion of the Company's Chief Executive Officer and Compensation Committee of the Board. The Agreement also provides for his current employee benefits and four(4) weeks of vacation per year.

     If the Company terminates the Agreement or if Mr. Feidelberg reasonably determines that there has been a significant change in his responsibilities or duties with the Company, the Company shall pay the following to Mr. Feidelberg:
(1) accrued vacation and base salary and a pro-rata portion of the annual bonus for the year in which the termination occurs; (2) the greater of (x) one year of base salary or (y) base salary through the end of the employment period; and (3) COBRA coverage for health and dental benefits, standard life insurance benefits and various other benefits for various periods.

     Mr. Feidelberg is not permitted to compete with the Company for a period of one year following the earlier of (1) notice of termination; or (2) Mr. Feidelberg's last day of employment.

     The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits

      Exhibit No.              Description
      -----------              -----------

        10.1 Employment Agreement dated April 10, 2007 between CompuDyne Corporation and Geoffrey F. Feidelberg.

SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: April 13, 2007



                               COMPUDYNE CORPORATION



                               By:  /s/Geoffrey F. Feidelberg
                                    -------------------------
                                     Geoffrey F. Feidelberg
                                     Its: Chief Financial Officer